SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2001

AMERICA WEST HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12649	86-0847214

(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

111 West Rio Salado Parkway
Tempe, Arizona 85281
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (480) 693-0800

ITEM 7	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit No.	Description
99.1	Press release of America West Holdings Corporation dated as of June 5, 2001.

ITEM 9	REGULATION FD DISCLOSURE

      America West Holdings Corporation is furnishing herewith a press release, dated as of June 5, 2001 setting forth certain data regarding America West Airlines, Inc.’s fleet plan, unit costs, operating statistics, fuel and performance statistics.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America West Holdings Corporation

Dated: June 5, 2001	By:	/s/ W. Douglas Parker

W. Douglas Parker

Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of America West Holdings Corporation dated as of June 5, 2001.

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